Exhibit 10.1

AMENDMENT NUMBER TWO

to the

Master Repurchase Agreement

dated as of May 30, 2002

by and between

NEW CENTURY FUNDING SB-1, a Delaware statutory trust

and

SALOMON BROTHERS REALTY CORP.

This AMENDMENT NUMBER TWO (this “Amendment”) is made this 13th day of May, 2003, by and between NEW CENTURY FUNDING SB-1, a Delaware statutory trust, having an address at c/o Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware, 19801 (“the Seller”) and CITIGROUP GLOBAL MARKETS REALTY CORP., as sucessor in interest to Salomon Brothers Realty Corp., having an address at 390 Greenwich Street, New York, New York 10013 (the “Buyer”) to the MASTER REPURCHASE AGREEMENT, dated as of May 30, 2002, between the Seller and the Buyer, as amended pursuant to Amendment Number One, dated December 23, 2002, between the Seller and the Buyer (as amended, the “Master Repurchase Agreement”).

RECITALS

WHEREAS, the Seller has requested that Buyer agree to amend the Master Repurchase Agreement as set forth below and the Buyer has agreed to such request.

WHEREAS, as of the date of this Amendment, the Seller represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Master Repurchase Agreement and the Letter Agreement, dated as of May 30, 2002, between the Seller and the Buyer, as amended pursuant to Amendment Number One, dated December 23, 2002, between the Seller and the Buyer (as amended, the “Letter Agreement”) and not in default under the Master Repurchase Agreement or the Letter Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Effective as of May 13, 2003, the definition of “Indebtedness” in Section 2 of the Master Repurchase Agreement is hereby amended by adding the following to the end thereof:

“less (k) the aggregate amount of any indebtedness that is reflected on the balance sheet of such Person in respect of obligations incurred pursuant to a securitization transaction, solely to the extent such obligations are secured by the assets securitized thereby and are non-recourse to such Person.”

SECTION 2.    Fees and Expenses.    The Seller agrees to pay to the Buyer all fees and out of pocket expenses incurred by the Buyer in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel incurred in connection with this Amendment), in accordance with Section 22 of the Master Repurchase Agreement.

SECTION 3.    Defined Terms.    Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 4.    Representations.    In order to induce the Buyer to execute and deliver this Amendment, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment, the Seller is in full compliance with all of the terms and conditions of the Master Repurchase Agreement and the Letter Agreement and no Default, Event of Default or Material Adverse Change has occurred under the Master Repurchase Agreement.

SECTION 5.    Limited Effect.    This Amendment shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

SECTION 6.    GOVERNING LAW.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7.    Counterparts.    This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP

By:	/S/ EVAN MITNICK
Name:	Evan Mitnick
Title:	Director

NEW CENTURY FUNDING SB-1

By:	Christiana Bank & Trust Company, not in its individual capacity but solely as trustee

By:	/s/ DEBRA A. BALLIET
Name:	Debra A. Balliet
Title:	Assistant Vice President

The undersigned Guarantors under the Guaranty and Pledge Agreement dated as of May 30, 2002, hereby acknowledges and agrees to the amendment and modification to the Master Repurchase Agreement made pursuant to this Amendment.

NEW CENTURY MORTGAGE CORPORATION

By:	/S/ KEVIN CLOYD
Name:	Kevin Cloyd
Title:	Senior Vice President

NEW CENTURY FINANCIAL CORPORATION

By:	/S/ PATTI DODGE
Name:	Patti Dodge
Title:	SVP/Controller